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                                                           FINAL - MARCH 2, 2001


                         INSTINET 2000 STOCK OPTION PLAN
                     AS AMENDED AND RESTATED, MARCH 2, 2001

1.       PURPOSE.

         The purposes of the Plan are to induce certain employees and directors to remain in the employ or service of the Company and its Affiliates, to attract new individuals to enter into such employment or service and to encourage such individuals to secure or increase their stock ownership in the Company. The Board believes that the granting of Options under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long-range plans of the Company and securing the continued growth and financial success of the Company and the Reuters group of companies. Options granted hereunder shall not be "incentive stock options" within the meaning of Section 422 of the Code. This is an amendment and restatement of the Instinet Group LLC 2000 Stock Option Plan and any Options granted prior to such amendment and restatement shall be governed by the terms hereof except as expressly provided otherwise.

2.       EFFECTIVE DATE OF THE PLAN.

         The Plan became effective on February 14, 2000 by action of the Board after approval by the Board of Directors of Reuters on January 25, 2000, was amended and restated on September 5, 2000, and is hereby amended and restated as of March 2, 2001.

3.       STOCK SUBJECT TO PLAN.

     A. The number of shares available for grants of Options under the Plan shall be as follows: (i) before an IPO, 10 percent of the outstanding shares of Common Stock at the relevant time; and (ii) from and after an IPO, that number of shares that equals 14 percent of the outstanding shares of Common Stock determined immediately after such IPO. Shares of Common Stock delivered pursuant to the exercise of Options may be outstanding shares, treasury shares or newly issued shares of Common Stock as determined by the Committee in its discretion. If any Options expire or terminate for any reason without having been exercised in full, the shares subject thereto as to which exercise did not occur shall again be available for grants under the Plan. In addition, any shares of Common Stock that are used to pay the exercise price of an Option or to satisfy tax withholding requirements shall again be available for grants under the Plan.

     B. If, in connection with the acquisition by the Company or one of its Affiliates of another corporation or business enterprise that becomes an Affiliate of the Company or a division of the Company or one of its Affiliates, whether by exchange or purchase of stock, purchase of assets, merger or reverse merger or otherwise (such corporation or business enterprise being hereafter referred to as an "Acquired Subsidiary"), then-outstanding options with respect to securities of the Acquired Subsidiary or of the entity disposing of the Acquired Subsidiary held by employees, directors and/or consultants of an Acquired Subsidiary are converted into or exchanged for options with respect to the Common Stock (such options with respect to Common Stock, "Assumed Options"), then (i) if such conversion or exchange occurs before an IPO, the



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Assumed Options shall be treated as having been granted under the Plan for purposes of applying the limitation of Section 3.A. above, and (ii) if such conversion or exchange occurs after an IPO, the Assumed Options shall not be treated as having been granted under the Plan for purposes of applying the limitation of Section 3.A. above.

4.       COMMITTEE.

         The committee that administers the plan (the "Committee") as set forth herein shall consist of two or more non-executive members of the Board, selected by the Board from time to time or, if there is no such committee, the Board. At all times while Reuters owns more than 50 percent of the Common Stock, the chairperson of the Committee shall be a representative designated by Reuters who is a member of the Board. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except as specifically provided herein. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

5.       ADMINISTRATION.

     A. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), to determine the individuals (each a "Participant") to whom and the times and the exercise prices at which Options shall be granted, the periods during which each Option shall be exercisable, the number of shares of the Common Stock to be subject to each Option, and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and directors, their present and potential contributions to the success of the Company and its Affiliates and such other factors as the Committee in its discretion shall deem relevant. The Committee's determination on the matters referred to in this Section 5 shall be conclusive. Any dispute or disagreement which may arise under or as a result of or with respect to any Option shall be determined by the Committee, in its sole discretion, and any interpretations by the Committee of the terms of any Option shall be final, binding and conclusive.

     B. The Committee may, at any time or from time to time, delegate all or any portion of its responsibilities and powers under the Plan to the Chief Executive Officer of the Company, and all or any portion of its responsibilities that are purely ministerial to any appropriate employee of the Company, except as specifically provided herein. Notwithstanding the foregoing, no such delegation may be made (i) with respect to the grant, interpretation or amendment of, or exercise of discretionary authority or other non-ministerial acts with respect to, Options granted to members of the Board or employees with a title of senior vice president or above of the Company (or the equivalent level outside the United States or at the Affiliate of the Company that employs them), or (ii) with respect to the responsibilities and powers of the Committee under Section 13 hereof.


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     C. Notwithstanding any other provision of the Plan, no action shall be taken in connection with the administration of the Plan that would cause Reuters to breach any listing rules of the London Stock Exchange or any other law or regulation applicable to Reuters or applicable to the Company.

6.       ELIGIBILITY; GRANTS.

     A. Options may be granted only to (i) employees of the Company and Designated Affiliates, (ii) members of the Board, including independent directors, unless participation by such members is prohibited without the consent of Reuters' shareholders under applicable law or under Reuters' policies in effect on the date of this amendment and restatement, and (iii) any individual who is expected to become an employee described in clause (i) (but any Options granted to such an individual shall be forfeited if such individual does not actually become such an employee).

     B. Each Option shall be evidenced by a written option agreement, executed by the Company and the Participant, setting forth the terms and conditions of the Option as determined by the Committee, including the requirements for vesting and exercise thereof and the time and/or events that will result in expiration of the Option. Such terms and conditions may include, without limitation, requirements for continued employment or membership on the Board, performance goals, and compliance with covenants not to compete or other covenants.

     C. Notwithstanding any other provision of the Plan, except pursuant to
Section 13, in no event may the exercise price of Options be changed to be less than the fair market value of the Common Stock on the date of grant, nor may Options be granted in connection with the cancellation or replacement of Options that have been previously granted, unless the aggregate and per-share exercise prices of the new Options are equal to or greater than the aggregate and per-share exercise prices of the Options that are cancelled or replaced.

7.       EXERCISE PRICES.

     A. The initial per-share exercise price of any Option shall be determined by the Committee, but in no event shall it be less than the fair market value of a share of the Common Stock on the date of grant.

     B. For all purposes of the Plan, the fair market value of a share of the Common Stock on any date shall be determined by the Committee as follows:

         (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Stock Market, its fair market value on a particular day shall be the reported closing selling price, regular way, for the Common Stock on the preceding day on the principal securities exchange or national market system on which the Common Stock is then listed for trading. If there are no sales of Common Stock on such preceding day, then the reported closing selling price, regular way, for the Common Stock on the next preceding day for which such closing selling price is quoted shall be determinative of fair market value.


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         (ii) If the Common Stock is not traded on an established stock exchange or a national market system, its fair market value shall be determined in good faith by the Committee, based upon an independent appraisal report (a) reviewed by the Board of Directors of Reuters or its designee while Reuters owns more than 50 percent of the Common Stock, and (b) approved by the Board. The methodologies used in such reports from time to time shall be consistent, unless the Board of Directors of Reuters (or if applicable, the Board), specifically determines that a change in such methodologies is appropriate given changes in circumstances. All determinations of the Committee, the Board of Directors of Reuters and the Board pursuant to this Section 7.B (ii) shall be conclusive and binding on all persons for all purposes of the Plan.

8.       OPTION TERM.

         The original terms of Options shall be determined by the Committee, but shall not exceed ten years from the date of grant.

9.       LIMITATIONS ON AMOUNT OF OPTIONS GRANTED.

         During the term of the Plan, no Participant shall be granted Options under the Plan to purchase more than 10% of the total number of shares of Common Stock available under the Plan.

10.       VESTING AND EXERCISE OF OPTIONS.

     A. Options shall become vested in accordance with the terms and conditions set forth in the applicable option agreement. If the applicable option agreement does not provide otherwise, then subject to the provisions of Section 12, an Option shall vest (i) as to one quarter of the shares (rounded to the nearest whole number of shares) subject thereto on the first anniversary of the date of grant of the Option, (ii) with respect to three quarters of the shares subject thereto, an additional 1/36 of such (rounded to the nearest whole number of shares) on the last day of each calendar month that begins thereafter, ending with the 35th such calendar month, and (iii) as to the remaining shares subject thereto on the fourth anniversary of the date of grant of the Option. In no event shall any Option be vested before the first anniversary of the date of grant of the Option, except pursuant to Section 12 hereof.

     B. An Option may be exercised during its term as to any shares covered thereby at any time after the later of (i) the time that it has vested with respect to such shares and (ii) the occurrence of an IPO (as defined below), but subject to the provisions of Section 12 and the applicable option agreement. In addition, any vested Option whose term equals or exceeds seven years shall, to the extent not otherwise exercisable on the date six months prior to the end of such Option's term, become exercisable on such date.

     C. An Option may be exercised only by a written notice of intent to exercise such Option or with respect to a specific number of shares of the Common Stock and payment to the Company of the amount of the exercise price for the number of shares of the Common Stock so specified; provided, however, that, if the Committee shall in its sole discretion so determine, all or any



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portion of such payment may be made in kind by the delivery of shares (whether actual delivery or by attestation) of the Common Stock having a fair market value equal to the portion of the exercise price so paid; provided, further, however, that no portion of such payment may be made by delivering shares of the Common Stock acquired upon the exercise of an Option if such shares shall not have been held by the Participant for at least six months; and provided, further, however, that following an IPO, and subject to the requirements of Regulation T (as in effect from time to time) promulgated under the Exchange Act and any other applicable law or regulation, the Committee may implement procedures to allow a designated broker to make payment of all or any portion of the exercise price and taxes payable upon the exercise of an Option and receive, on behalf of such Participant, all or any portion of the shares of the Common Stock issuable upon such exercise.

11.      TRANSFERABILITY.

         No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option or granted to him or her may be exercised only by him or her.

12.      TERMINATION OF EMPLOYMENT OR SERVICE.

     A. Except as otherwise determined by the Committee at the time of grant or thereafter, the consequences for a Participant's Options of the Participant's Termination shall be as set forth in this Section 12, based upon the reason for the Termination.

     B. If a Participant experiences a Termination for Cause (as defined below), each of his or her Outstanding Options shall expire as of the date of the Termination.

     C. If a Participant experiences a Termination as a result of death or long-term disability pursuant to the long-term disability plan of the Company or any of its Affiliates covering the Participant, each of his or her Outstanding Options shall be fully vested and shall remain outstanding until, and expire upon, the earlier of the first anniversary of the date of the Termination and the end of its original term.

     D. If a Participant experiences an Involuntary Termination within the Protected Period, then: (i) any Outstanding Option or portion thereof that is not scheduled to vest by the end of the Continuation Period shall expire as of the date of the Termination; (ii) his or her other outstanding Options or portions thereof shall continue to vest in accordance with their original terms during the Continuation Period as if he or she had remained employed; and (iii) each Outstanding Option or portion thereof that vests in accordance with clause
(ii) or that has vested as of the date of Termination shall remain outstanding until, and expire upon, the earlier of the 30th day following the end of the Continuation Period and the end of its original term.

     E. With respect to Options granted prior to March 2, 2001, if a Participant experiences a Termination as a result of retirement with the consent of the Committee, then: (i) each of his or her Outstanding Options or portion thereof that has not vested as of the date of the Termination shall expire as of the date of the Termination; and (ii) each of his or her Outstanding Options or



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portion thereof that has vested as of the date of the Termination shall remain outstanding until, and expire upon, the earlier of the third anniversary of the Termination and the end of its original term.

         With respect to Options granted on and after March 2, 2001, if a Participant experiences a Termination as a result of a Qualifying Retirement (i) prior to an IPO, then (a) each of his or her Outstanding Options or portion thereof that has not vested as of the date of the Termination shall expire as of the date of the Termination; and (b) each of his or her Outstanding Options or portion thereof that has vested as of the date of the Termination shall remain outstanding until, and expire upon, the earlier of the third anniversary of the Termination and the end of its original term or (ii) after an IPO, then (a) each of his or her Outstanding Options or portion thereof that has not vested as of the date of the Termination shall continue to vest until the third anniversary of such Termination and (b) each of his or her Outstanding Options or portion thereof that has vested as of the end of such third anniversary shall remain outstanding until, and expire upon, the earlier of the 30th day following the third anniversary of such Termination and the end of its original term.

     F. With respect to Options granted prior to March 2, 2001, if a Participant experiences a Termination for any reason not described in Sections 12.A. through
E. above, then: (i) each of his or her Outstanding Options or portion thereof that has not vested as of the date of the Termination shall expire as of the date of the Termination; and (ii) each of his or her Outstanding Options or portion thereof that has vested as of the date of the Termination shall remain outstanding until, and expire upon, the earlier of the 60th day following the date of the Termination and the end of its original term.

         With respect to Options granted on and after March 2, 2001, if a Participant experiences a Termination for any reason not described in Sections 12A through E. above (i) prior to an IPO, each Outstanding Option shall immediately expire as of the date of Termination, or (ii) after an IPO, provided such Participant executes a valid release and waiver in such form as the Committee shall prescribe, then: (a) each of his or her Outstanding Options or portion thereof that has not vested as of the date of the Termination shall continue to vest during any applicable Severance Period and (b) each of his or her Outstanding Options or portion thereof that has vested as of the end of such applicable Severance Period shall remain outstanding until, and expire upon, the earlier of the 30th day following the end of such applicable Severance Period and the end of its original term.

13.      ADJUSTMENTS.

     A. In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, or if there is a stock split or reverse stock split affecting the Common Stock, the number of shares of the Common Stock then subject to, and the exercise price of, all Participants' Outstanding Options and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number of shares set forth in Section 9 shall be proportionately adjusted in an equitable manner as determined by the Committee.



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     B. In the event that the outstanding shares of the Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, or partly into or for such shares or securities and partly into or for the right to receive a cash payment, or into the right to receive cash as the full and only consideration for their shares thereof, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation (a "Transaction"), the Committee shall adjust the number and kind of shares reserved for issuance in accordance with the provisions of the Plan but not covered by an Option and the number and kind of shares referred to in Section 9 in such a manner as it deems appropriate to reflect such Transaction and enable the Plan to continue to be used to further its original purposes without enlargement or dilution of the benefits thereunder. In addition, the Committee may make such amendments or adjustments, if any, of all Participants' Outstanding Options as it may deem equitable and appropriate, including without limitation by arranging for the assumption of each Participant's Outstanding Options by the surviving corporation in such Transaction or an affiliate thereof (with such adjustments to the number and kind of shares subject thereto and to the exercise price thereof as shall be necessary or appropriate); provided, that any Outstanding Options that are not so assumed may be cancelled with such consideration the Committee in its discretion determines.

     C. In the event that the Company effects a spinoff, splitup or similar transaction in which the shareholders of the Company receive a distribution of stock of one or more subsidiaries of the Company, then the Committee may adjust the number and kind of shares reserved for issuance in accordance with the provisions of the Plan but not covered by an Option, the number and kind of shares referred to in Section 9, and/or the number and kind of shares then subject to and/or the exercise price of Outstanding Options, in such a manner as it deems appropriate to reflect such change and enable the Plan to continue to be used and Outstanding Options to continue to function to further their original purposes without enlargement or dilution of the benefits thereunder. Such adjustments may include, without limitation, causing some or all of the Outstanding Options of some or all of the Participants to be converted into options with respect to a distributed subsidiary.

     D. The Company intends to make an initial grant of Options upon or shortly after the Effective Date of the Plan. The exercise price of these initial Options will be based upon an independent appraisal report, as contemplated by
Section 7.B.(ii) hereof. It is expected that after these initial grants are made, the businesses of the Company and its Affiliates will be reorganized. If, after completion of such reorganization, the Remuneration Committee of the Board of Directors of Reuters determines that it is appropriate to do so, it shall make such adjustments to the number of shares and/or the exercise price of the Options included in such initial grant and any subsequently granted Options, the exercise price of which was based upon the same report, as it may determine to be necessary to preserve the value (without enlargement or diminishment) of such Options, taking into account the effect of any adjustment of the number of outstanding shares of Common Stock that may have been made in connection with or following such reorganization.

     E. In the event that there shall be any change, other than as specified in
Section 13.A., B., C. or D., in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been


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exchanged or any other material corporate event occurs, then, if the Committee shall, in its sole discretion, determine that such change or event equitably requires an adjustment in the number or kind of shares or securities then subject to and/or the exercise price of any Outstanding Option and the number or kind of shares or securities reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option and the number or kind of shares or securities referred to in Section 9, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each option agreement entered into in accordance with the provisions of the Plan, taking into account the effect of any adjustment of the number of outstanding shares of Common Stock that may have been made in connection with or following such reorganization.

     F. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share pursuant to any Option. Any fractional share resulting from an adjustment or substitution provided for in this Section 13 may be rounded up to the nearest whole share.

     G. In the event of the dissolution or liquidation of the Company, each Option, to the extent not theretofore exercised, shall terminate forthwith.

14.      PURCHASE FOR INVESTMENT, WITHHOLDING AND WAIVERS.

     A. Unless the shares to be issued upon the exercise of an Option by a Participant shall be registered prior to the issuance thereof under the Securities Act, such Participant will, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he or she is acquiring such shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

     B. In the event of the death of a Participant, a condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

     C. A condition of exercising any Option shall be the entry by the person exercising the same into such arrangements with the Company with respect to all required tax or other withholding as the Committee may determine. Such arrangements may include the withholding of shares of Common Stock that are otherwise to be delivered pursuant to such exercise, but only in the minimum amount necessary to satisfy the applicable tax withholding requirements.

15.      NO STOCKHOLDER STATUS.

         Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of the Common Stock covered by an Option unless and until a certificate for such share has been issued or an appropriate book entry evidencing ownership of such share by the Participant has been made. Upon payment of the purchase price thereof, a share issued upon exercise of an Option shall be fully paid and non-assessable.


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16.      NO RESTRICTIONS ON CORPORATE ACTS.

         Neither the existence of the Plan nor any Option shall in any way affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred, or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

17.      PARTICIPANTS OUTSIDE THE U.S.

         Notwithstanding any other provision of the Plan, the Committee may make such rules and regulations and such amendments to the Plan, for purposes of making grants to Participants subject to the laws of any jurisdiction outside the United States, as it determines to be necessary to comply with such laws or to take account of the tax or other consequences thereof, including without limitation the grant of stock appreciation rights in lieu of Options; PROVIDED, that such rules, regulations and amendments shall be subject to the limitations set forth in Sections 3, 9 and 19.

18.      NO EMPLOYMENT OR SERVICE RIGHT.

         Neither the existence of the Plan nor the grant of any Option shall require the Company or any of its Affiliates to continue any Participant in the employ of the Company or such Affiliate or require the Company to continue any Participant as a member of the Board.

19.      TERMINATION AND AMENDMENT OF THE PLAN.

     A. The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable, subject to Section 19.B.; PROVIDED, HOWEVER, that the Board may not (nor may the Committee pursuant to Section 17), without further approval of the holders of a majority of the shares of the Common Stock present in person or by proxy at any special or annual meeting of the stockholders, increase the number of shares as to which Options (or stock appreciation rights in lieu thereof granted pursuant to Section 17) may be granted under the Plan (except as adjusted in accordance with Section 13), amend
Section 6.C.,or extend the period during which an Option may be granted or exercised beyond 10 years from the date of grant. Except as otherwise provided in Section 13, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

     B. Amendments to Sections 6.C., 10, 12, 13, 19 or 21 may only be made to the Plan with the unanimous recommendation of all members of the Committee. Any actions of the Committee pursuant to Sections 13.B., C., D. or E. must also be by unanimous vote of all members of the Committee.



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20.      EXPIRATION AND TERMINATION OF THE PLAN.

         The Plan shall terminate at such time as the Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

21.      DEFINITIONS.

         The terms set forth below have the meanings set forth in this Section
         21.

         ACQUIRED SUBSIDIARY has the meaning set forth in Section 3.B.

         An AFFILIATE of the Company means (i) any subsidiary of the Company and
(ii) at any time before an IPO while Reuters owns more than 50 percent of the Common Stock, any subsidiary of Reuters.

         ASSUMED OPTIONS has the meaning set forth in Section 3.B.

         The BOARD means the Board of Directors of the Company.

         The BOARD OF DIRECTORS OF REUTERS means either the full Board of Directors of Reuters or a duly authorized committee thereof.

         BUSINESS COMBINATION means a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another entity.

         CAUSE, with respect to any Participant, means: (a) the commission by the Participant of any act or omission that would constitute a crime under applicable federal, state or foreign law, (b) the commission by the Participant of any act of moral turpitude, (c) fraud, dishonesty or other acts or omissions by the Participant that result in a breach of any fiduciary or other material duty to the Company and/or its Affiliates, (d) continued alcohol or other substance abuse by the Participant that renders the Participant incapable of performing his or her material duties to the satisfaction of the Company and/or its Affiliates, (e) any act or omission by the Participant that is a violation of any applicable federal or state or other securities law, regulation or rule or of any applicable rule or regulation of any self-regulatory organization, or
(f) any failure by the Participant to act in the best interests of the shareholders of the Company. In general, whether or not a Termination is for Cause shall be determined by the Committee or its delegee, in its, his or her sole discretion. However, while the Company remains a wholly owned subsidiary of Reuters, the following shall apply. The Board of Directors of Reuters shall have the power, in its sole discretion, to terminate a Participant for a Cause described in clause (f) of this definition, and to determine that a Termination of a Participant that it did not initiate is for such a Cause, subject to the following procedures. If the Board of Directors of Reuters makes a preliminary determination that such a Cause exists, it shall give the Participant involved notice of that determination, setting forth the basis for the determination. The Participant shall be given a reasonable opportunity to present evidence to the Board of Directors of Reuters showing that no such Cause in fact exists, after which the Board of Directors of Reuters shall make its final determination, which shall be binding on the Company, the Participant and all other persons.


         A CHANGE OF CONTROL means the occurrence of any one of the following after an IPO:

                  (i) The acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the Requisite Percentage of either the Outstanding Company Common Stock or the combined voting power of the


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         Outstanding Company Voting Securities; provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (a) any acquisition directly from the Company, (b) any acquisition by the Company or Reuters Group PLC or its controlled affiliates, (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (d) any acquisition by any corporation pursuant to a transaction which complies with clauses (a),
         (b) and (c) of subsection (iii) of this definition; or

                  (ii) The members of the Incumbent Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) Consummation of a Business Combination, in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50 percent of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
         (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, the Requisite Percentage of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

In addition, the consummation of a Transaction that would be a Change of Control as defined above but for the fact that it occurs before an IPO shall be a Change of Control unless it was initiated by the management of the Company. Notwithstanding the foregoing, unless the Board of Directors in its sole discretion determines otherwise, none of the foregoing events shall be a Change of Control if (i) they occur in connection with or as a result of a strategic merger, business combination, joint venture or asset transfer with or to another entity that participates in


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

the same or similar businesses to the businesses of the Company, or (ii) following the occurrence of such event, Reuters owns a percentage of the outstanding Common Stock that is at least equal to 30 percent and exceeds the percentage owned by any other single shareholder.

         The CODE means the Internal Revenue Code of 1986, as amended.

         The COMMITTEE has the meaning set forth in Section 4 hereof.

         COMMON STOCK means the Common Stock, $.01 par value, of the Company.

         The COMPANY means Instinet Group LLC, or any successor thereto.

         The CONTINUATION PERIOD means (i) the period following an Involuntary Termination described in Section 12.D. that is defined as the "Continuation Period" in the applicable option agreement or (ii) if no such definition is included in the applicable option agreement, the period of one year following an Involuntary Termination described in Section 12.D.

         DESIGNATED AFFILIATES means Affiliates of the Company designated by the Board for participation in the Plan.

         The EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         The INCUMBENT BOARD means the individuals who, as of the date of an IPO, constitute the Board.

         An INVOLUNTARY TERMINATION shall mean a Termination of a Participant by the Company or an Affiliate without Cause, and any other types of Termination specifically provided for in the applicable option agreement.

         An IPO means the sale of 10 percent or more of the outstanding shares of Common Stock to the public pursuant to a registration statement on Form S-1 or any successor or similar form (other than Form S-8) filed to register equity interests in the Company under the Securities Act.

         An OPTION means an option to purchase Common Stock granted under the Plan.

         OUTSTANDING COMPANY COMMON STOCK means, as of any given time, the then-outstanding shares of Common Stock.


         OUTSTANDING COMPANY VOTING SECURITIES means, as of any given time, the then-outstanding voting securities of the Company entitled to vote generally in the election of directors.

         An OUTSTANDING OPTION means, as of any given time, an Option or portion thereof that has been granted to a Participant that has not, before that time, been exercised, expired or otherwise been cancelled or terminated.

         PARTICIPANT has the meaning set forth in Section 5 hereof.

         PERSON means any individual, entity or group within the meaning of the Exchange Act.

         The PLAN means the Instinet 2000 Stock Option Plan, amending and restating the Instinet Group LLC 2000 Stock Option Plan, as of March 2, 2001.

         The PROTECTED PERIOD means (i) the period following a Change of Control that is defined as the "Protected Period" in the applicable option agreement or
(ii) if no such definition is included in the applicable option agreement, the period of one year following a Change of Control.


         QUALIFYING RETIREMENT, with respect to a Participant, means a Termination, other than an Involuntary Termination or a Termination for Cause, death or disability, on or after such Participant's 55th birthday provided that on such Termination the sum of (i) such Participant's age and (ii) the number of complete years such Participant provided service to the Company equals or exceeds 60.

         The REQUISITE PERCENTAGE means a percentage in excess of the highest of 30 percent and the percentages of the Outstanding Company Common Stock and the Outstanding Company Voting Securities owned by Reuters and its controlled affiliates.

         REUTERS means Reuters Group PLC.

         The SECURITIES ACT means the Securities Act of 1933, as amended.

         SEVERANCE PERIOD, with respect to a Participant, means the period following such Participant's Termination during which such Participant is entitled to severance payments by the Company or any of its Affiliates, if any, pursuant to an effective employment agreement or as may be determined by the Company at the time of Termination.

         TERMINATION of a Participant occurs when the Participant first is not either (i) an employee of the Company or any Affiliate or (ii) a member of the Board. A Termination shall not be considered to have occurred if the Participant
(a) transfers from the employment of the Company or any Designated Affiliate to the employment of an entity that is, at the time of such transfer, an Affiliate of the Company but not a Designated Affiliate, (b) ceases to be an employee of the Company or any Affiliate of the Company but becomes or remains a member of the Board, or (c) ceases to be a member of the Board but becomes or remains an employee of the Company or any Affiliate (although such event may result in the Participant becoming ineligible for further grants of Options under the Plan). However, in the case of a Participant who is employed by an Affiliate of the Company, a Termination shall be considered to have occurred if such entity ceases to be an Affiliate of the Company, unless immediately following that event the Participant is an employee of the Company or any entity that is an Affiliate of the Company or a member of the Board.

         TRANSACTION has the meaning set forth in Section 13.B.





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